July 31, 2001

Management Discussion and Analysis

	The Bruce Fund shares produced a total return of 32.26% for the year ended June 30, 2001, compared to a total return of a negative 15.82% for the S&P 500 Index for the same period.

	Among our stock holdings, there were several that helped the year's performance. Some of the biggest contributors were InSight Healthcare (+169%), Atrix Labs (+148%), Serologicals
(+337%) and Team (+65%).

	We continue to feel that there is significant risk in stocks. Bonds, especially zero-coupon bonds, offer better capital appreciation potential, in our opinion.

	The significant drop in technology stocks, as well as biotechnology stocks, has created an opportunity in convertible bonds. The Fund has continued to add discounted convertible bonds that provide a generous current yield while also offering the potential for capital appreciation. We have attempted to find companies with significant cash reserves, low levels of debt (other than the convertible issue), and working in vital or necessary industries.

	At this point in the market it is more important to save what you have than expose yourself to large risks in stocks. In any market there are chances for capital appreciation and we continue to seek them out.

	Management would like to make clear that, as stated in the Prospectus, the Fund's objective is long-term capital appreciation from stocks and/or bonds. Out-of-favor, turnaround, and distressed situations are emphasized, as well as growth stocks.

	Shareholders are invited to use the toll-free number (800) 347-8607 to obtain any Fund information.




	BRUCE FUND, INC.
	BALANCE SHEET
	JUNE 30, 2001

ASSETS
	Investments, at Market Value (Cost $2,475,477) $3,273,299
	Cash		  			 22,178
	Dividends Receivable			     112
	Interest Receivable				17,571
	Prepaid Insurance				     477

		TOTAL ASSETS	$3,313,637

LIABILITIES
	Accrued Expenses	  $    20,735

		TOTAL LIABILITIES	$    20,735

CAPITAL
	Capital Stock (20,918 Shares of $1 Par Value
	  Capital Stock Issued and Outstanding; 200,000
	  Shares Authorized)			            $      20,918
	Paid-in Surplus			               2,170,132
	Accumulated Undistributed Net Investment Income	279,439
	Accumulated Net Realized Gains on Investments	   24,591
	Net Unrealized Appreciation on Investments	797,822

		TOTAL CAPITAL (NET ASSETS)        $3,292,902

		     TOTAL LIABILITIES AND CAPITAL $3,313,637

NET ASSET VALUE (Capital) Per Share		             $   157.42

The accompanying notes to financial statements are an integral part of this statement.


	BRUCE FUND, INC.
	STATEMENT OF OPERATIONS
	FOR THE YEAR ENDED JUNE 30, 2001

INVESTMENT INCOME
	Dividends				$      809
	Interest				 142,010
					          $ 142,819
EXPENSES
	Management Fees	            		  $ 29,115
	Custodian/Security Transaction	       2,480
	Directors	                       		           219
	Transfer Agent Fees	       		     10,000
	Legal Fees	                      	           611
	Audit and Accounting Fees	                          9,998
	Insurance	                    		         1,045
	Printing                         		            726

	Total Expenses Before Expense Reimbursement	54,194

		Expense Reimbursement		 (7,459)

		Net Expenses		                  46,735

		NET INVESTMENT INCOME	                  96,084

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
NetRealizedGainsonInvestments                  25,382
NetChangeinUnrealized Appreciation on Investments           689,339

		NET GAIN ON INVESTMENTS               714,721

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	                         $ 810,805

The accompanying notes to financial statements are an integral part of this statement.


 	BRUCE FUND, INC.
	NOTES TO FINANCIAL STATEMENTS
	June 30, 2001



NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

	The financial statements of Bruce Fund, Inc. (the "Fund") have been prepared in conformity with accounting principles generally accepted in the United States of America ("US GAAP") and reporting practices prescribed for the mutual fund industry. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

	A description of the significant accounting policies follows:

	1.	Portfolio valuation:  Market value of investments is
based on the last sales price reported on each valuation date. If there were no reported sales on that day, the investments are valued using the mean of the closing bid and asked quotations obtained from published sources. NASDAQ and unlisted securities for which quotations are available are valued at the closing bid price.

	2.	Securities transactions and investment income:
Securities transactions are recorded on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned, and discounts on investments are accreted into income using the
effective interest method.   Realized gains or losses from
securities transactions are recorded on the specific identification method for both book and tax purposes. At June 30, 2001, the cost of investments held was $2,475,477 for both financial reporting and federal income tax purposes. At June 30, 2001, gross unrealized appreciation on investments was $897,519 and gross unrealized depreciation on investments was $(99,697) for both financial reporting and federal income tax purposes.

NOTE B - CAPITAL STOCK:

	During the years ended June 30, 2001 and June 30, 2000, there were 525 and 990 shares redeemed; 263 and 232 shares issued and 1,478 and 1,320 shares issued through dividend reinvestment, respectively.

 NOTE C - PURCHASES AND SALES OF SECURITIES:

During the year ended June 30, 2001, purchases and sales of securities with original maturities of greater than one year were $1,432,857 and $1,452,501 respectively.


NOTE D - RELATED PARTIES

	Bruce and Company, an Illinois corporation, is the investment advisor of the Fund and furnishes investment advice. In addition it provides office space and facilities and pays the cost of all prospectuses and financial reports (other than those mailed to current shareholders). During 2001 the investment adviser also voluntarily absorbed certain transfer agent expenses of the Fund, that the investment adviser felt exceeded the amount that would have been charged to the Fund, based on its size. These expenses approximated $7,459 in 2001. Compensation to Bruce and Company for its services under the Investment Advisory Contract is paid monthly based on the following:

Annual Percentage Fee    Applied to Average Net Assets of Fund
     1.0%                         Up to $20,000,000; plus
     0.6%                   $20,000,000 to $100,000,000; plus
     0.5%                            over $100,000,000.

As of June 30, 2001, Robert B. Bruce owned 9,028 shares and
R. Jeffrey Bruce owned 1,256 shares. Robert B. Bruce is a director of the Fund; both Robert B. Bruce and R. Jeffrey Bruce are officers of the Fund and are officers, directors and owners of the investment advisor, Bruce and Company.

NOTE E - TAXES:

The Fund has made distributions to its shareholders so as to be relieved of all Federal income tax under provisions of current tax regulations applied to regulated investment companies, and personal holding companies.

NOTE F - DIVIDEND DISTRIBUTION:

During December 2000, the Fund announced a dividend from net investment income of $1.90 per share, aggregating $37,017 and a long-term capital gain distribution of $9.00 per share aggregating $175,363. These distributions were payable December
29, 2000 to shareholders of record on December 28, 2000.




	BRUCE FUND, INC.
	SCHEDULE OF INVESTMENTS
	June 30, 2001



Common Stocks (32.81%)

No. of			       Market
Shares       Issue	        Cost	         Value

            Property-Casualty Insurance (0.95%)

700	RLICorp        $6,496$       31,444

           MedicalServices  (25.55%)

20,137   *InSightHealth   66,019     352,398

16,100   *Atrix Labs.     128,213     374,325

5,000    *Serologicals     20,725     105,150

46,000  *AssistedLiving  34,767        5,520

20,000  *HealthGrades     4,100        3,800

           Energy Services  (3.76%)

37,500	*Team, Inc.   105,895    123,750

            Misc. Services (2.55%)

2,000	*Amerco        42,125       44,500

45,000     *RuralMetro   86,250       39,600

Total Common Stocks
                                 $494,590   $1,080,487


Bonds (66.59%)


Market
Principal		Cost	    Value

    U.S. Government (42.27%)

$700,000     U.S. Treasury "STRIPS",
                        Prin  due  5-15-2018
                                 $143,668     $252,437

$4,000,000  U.S.Treasury"STRIPS",
                          Prin.due8-15-2028
	                 811,976       815,000

$1,500,000   U.S.Treasury"STRIPS",
                           Coup,due2-15-2027
	                 307,981       324,375

Corporate Convertibles (22.86%)

$200,000      Res-Care 6% due
                             12-1-2004
	                   125,750       140,000

$250,000     Viropharma 6%
                           due3-1-2007
		100,937        132,500

$100,000     Alexion 5.75% due
	           due3-15-2007
		61,125          63,000

$250,000       Assisted Living 5.625%
		due5-1-2003
		98,500          82,500

$100,000      Curagen 6% due
		2-2-2007
		65,000          85,500

$700,000     *Drug Emporium 7.75%
	          due 10-1-2014	(in default)
		91,200        115,500

$200,000          Internet Capital 5.5%
		due12-21-2004
		55,500         67,000

$100,000        Sepracor 5% due
	             2-15-2007
		63,750         67,000

     Corporate (1.46%)

$150,000	         Rural Metro 7.875%
	           due 3-15-2008
		55,500	    48,000

TotalBonds         $1,980,887  $2,192,812

Total Investments  (99.40%)
                            $2,475,477   $3,273,299

Cash and Other Assets, Less
Liabilities (0.60%)	                     $19,603

TOTAL NET ASSETS (100%)
 		                $3,292,902


The accompanying notes to
financial statements are an
integral part of this schedule.

*Non-cash income producing.







	BRUCE FUND, INC.







	REPORT TO SHAREHOLDERS

	_______________________

	Fiscal Year Ended
	June 30, 2001






BRUCE FUND, INC.
20 North Wacker Drive
Suite 2414
Chicago, Illinois 60606
(312)236-9160


	BRUCE FUND, INC.
	STATEMENT OF CHANGES IN NET ASSETS
	FOR THE YEARS ENDED JUNE 30, 2001 AND 2000

				  2001	      2000
OPERATIONS
Net Investment Income	            $    96,084	$    86,742
Net Realized Gains on Investments	25,382	    239,399
Net Change in Unrealized Appreciation(Depreciation)
  on Investments		                689,339	   (296,221)
Net Increase in Net Assets
  Resulting from Operations                   $   810,805      $   29,920


DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income	$(37,017)    $(82,619)
Distributions from Net Capital Gains	 (175,363)     (64,259)
Decrease in Net Assets Resulting from
     Distributions to Shareholders              $(212,380)   $(146,878)

CAPITAL STOCK TRANSACTIONS
Proceeds from Shares Issued	             $    37,100	$    30,650
Increase from Shares Issued in Reinvested
  Distributions		                 209,673	      145,440
Cost of Shares Redeemed		(77,210)	     (128,037)
Increase in Net Assets Resulting from
    Capital Stock Transactions	           $    169,563	     $   48,053

TOTAL INCREASE (DECREASE)        $   767,988	    $ (68,905)

NET ASSETS
Beginning of Year		               2,524,914	    2,593,819
End of Year (including accumulated undistributed
  net investment income of $279,439 and $220,911,
  respectively)		            $3,292,902	   $2,524,914




The accompanying notes to financial statements are an integral part of these statements.


	REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To the Shareholders and Board of
Directors of BRUCE FUND, INC.:

We have audited the accompanying balance sheet of BRUCE FUND, INC. (a Maryland corporation), including the schedule of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights included in Note G for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

	In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bruce Fund, Inc. as of June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

			GRANT THORNTON LLP


Chicago, Illinois
July 31, 2001


NOTE G - FINANCIAL HIGHLIGHTS:

Selected data for each share of capital stock outstanding through each year is presented below :

                     2001        2000        1999         1998       1997

NetAssetValue,BeginningofPeriod(B)
                $128.15   $135.51    $175.27     $138.35   $134.23
Income From Investment Operations
Net Investment Income   4.74    4.41   4.02       4.32         4.42
NetGainsor(Losses)onInvestments
                  35.43      (3.77)          (26.18)     36.88        3.80
(both realized and unrealized)
TotalFromInvestmentOperations
                40.17       0.64          (22.16)       41.20         8.22
Less Distributions
Distribution (from net investment income)(A)
              (1.90)      (4.50)          (4.40)         (4.28)         (4.10)

Distribution fromnetcapitalgain(A)
             (9.00)      (3.50)          (13.20)
Total Distributions
            (10.90)         (8.00)       (17.60)        (4.28)        (4.10)

Net Asset Value, End of Period (C)
        $ 157.42     $ 128.15    $ 135.51    $ 175.27    $ 138.35


Total Return
           32.26%     1.44%       (13.46%)        29.77%        6.13%

Ratios/Supplemental Data

Net Assets, End of Period ($ million)
       $   3.29      $  2.52       $ 2.60      $  3.25           $  2.63
Ratio of Expenses to Average Net Assets
          1.60%        1.71%      1.64%       1.59%           1.69%
Ratio of Net Income to Average Net Assets
         3.28%       3.55%      2.59%       2.60%            3.29%
PortfolioTurnoverRate
        49.42%      22.26%     34.78%   2.60%            4.22%

  BRUCE FUND
OFFICERS AND
  DIRECTORS


Robert B. Bruce
President and Treasurer


R. Jeffrey Bruce
Vice President and Secretary


John R. Nixon
Director


W. Martin Johnson
Director


Investment Adviser
	Bruce and Co., Inc.
	Chicago, Illinois


Custodian
	Fifth Third Bank
	Cincinnati, Ohio


Transfer Agent
	Unified Advisers, Inc.
	Indianapolis, Indiana


Counsel
	Thomas P. Ward
	Lake Forest, Illinois


Independent Public Accountants
	Grant Thornton LLP
	Chicago, Illinois





Figures are based on average daily shares outstanding during year, with the following exceptions:  (A)
number of shares at dividend payment date, (B) number of shares at beginning of year, (C) number  of
shares at end of year.
Ratio of expenses to average net assets before reimbursement for 2001, 2000, and 1999 was 1.85%,
 2.18%, and 2.01% respectively.